EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD REPORTS FOURTH QUARTER
AND FULL YEAR 2023 RESULTS
DALLAS, February 29, 2024 - Ashford Inc., an alternative asset management company with a portfolio of strategic operating businesses (NYSE American: AINC) (“Ashford” or the “Company”), today reported the following results and performance measures for the fourth quarter and full year ended December 31, 2023. Unless otherwise stated, all reported results compare the fourth quarter and full year ended December 31, 2023, with the fourth quarter and full year ended December 31, 2022 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
STRATEGIC OVERVIEW
•High-growth, fee-based business model
•Diversified platform of multiple fee generators
•Three paths to growth:
◦Increase assets under management (AUM);
◦Growth of third-party business; and
◦Acquisition or incubation of additional businesses
•Highly-aligned management team with superior long-term track record
•Leader in asset and investment management for the real estate & hospitality sectors

FOURTH QUARTER 2023 FINANCIAL HIGHLIGHTS
•Net loss attributable to common stockholders for the quarter was $(13.6) million, or $(4.36) per diluted share. Adjusted net income for the quarter was $8.6 million, or $1.02 per diluted share.
•Total revenue, excluding cost reimbursement revenue, for the quarter was $97.4 million, reflecting a 27.1% growth rate over the prior year quarter.
•Adjusted EBITDA for the quarter was $13.2 million.
•At the end of the fourth quarter, the Company had approximately $7.5 billion of gross assets under management.
•As of December 31, 2023, the Company had corporate cash of approximately $30.8 million.

FULL YEAR 2023 FINANCIAL HIGHLIGHTS
•Net loss attributable to common stockholders for the year was $(40.8) million, or $(13.69) per diluted share. Adjusted net income for the year was $42.4 million, or $5.20 per diluted share.
•Total revenue, excluding cost reimbursement revenue, for the year was $339.4 million, reflecting a 20% growth rate over the prior year.
•Adjusted EBITDA for the year was $60.4 million.

Ashford Reports Fourth Quarter Results

February 29, 2024

ASHFORD SECURITIES UPDATE
Ashford Securities is a dedicated capital raising platform created to fund investment opportunities sponsored and asset-managed by Ashford. Ashford Securities currently has three offerings in the market: (1) an income oriented non-traded preferred equity security for Ashford Hospitality Trust, Inc. (“Ashford Trust”) (NYSE: AHT), (2) a growth oriented private offering targeting investments in all types of commercial real estate in the state of Texas (“Texas Strategic Growth Fund”), and (3) a growth and income focused private NAV REIT focused on owning a diversified portfolio of hotels and resorts across all chain scales (“Stirling Hotels & Resorts”).
Ashford Trust has issued $105 million of its Series J and Series K Redeemable Preferred Stock through Ashford Securities since the offering commenced, including $22 million during the fourth quarter. In connection with the Ashford Trust offering of Series J & K Redeemable Preferred Stock, Ashford Securities has assembled a syndicate of 42 broker-dealers and RIA firms.
Additionally, to date, Ashford Securities has raised $11.5 million of capital for the Texas Strategic Growth Fund, which comprises $2.5 million from Ashford Inc. and $9.0 million from other investors. The proceeds from Ashford’s investment, along with other funds raised, were used to make an equity investment in a multi-family property located in San Antonio, TX.
Long term, the Company believes there is a substantial opportunity to grow its assets under management by offering differentiated alternative investment products through Ashford Securities to help investors further diversify their portfolios.
REMINGTON UPDATE
Remington’s high-margin, low-capex Hotel Management business continues to benefit from the recovery in the lodging industry and has experienced significant growth in its third-party business. In the fourth quarter, Remington generated hotel management fee revenue of $13.1 million, Net Income Attributable to the Company of $1.7 million, and Adjusted EBITDA of $5.1 million.
Remington continues to focus on growing its mix of third-party managed hotels, which currently account for approximately 44% of Remington’s managed hotels. At the end of the fourth quarter, Remington managed 122 properties that were open and operating – 54 under third-party management agreements and 68 for Ashford Trust and Braemar – located in 25 states, Washington, D.C. and Costa Rica across 28 brands, including 14 independent and boutique properties.
INSPIRE UPDATE
INSPIRE is an event technology company that provides an integrated suite of audio-visual services, including show and event services, hospitality services, and creative services, making it a leading single-source solution for its clients’ meeting and event needs. INSPIRE has seen its hospitality business rebound very strongly as both corporate and social groups have been eager to gather. It has seen a similar recovery in its show services segment. In the fourth quarter, INSPIRE had audio visual revenue of $36.3 million, Net Income Attributable to the Company of $3.3 million, and Adjusted EBITDA of $3.9 million.
PREMIER UPDATE
Premier provides comprehensive and cost-effective architecture, design, development, and project management services. It also provides project oversight, coordination, planning, and execution of renovation, capital expenditure and ground-up development projects. Premier is responsible for managing and implementing substantially all capital improvements at Ashford Trust and Braemar hotels. Additionally, it has extensive experience working with major hotel brands in renovating, converting, developing and repositioning hotels. Similar to Remington, Premier has also made a concerted effort to grow its third-party business, and during the fourth quarter, Premier signed seven third-party engagements,

Ashford Reports Fourth Quarter Results

February 29, 2024

totaling $0.4 million in expected fees. In the fourth quarter, Premier generated $5.8 million of design and construction fee revenue, Net Loss Attributable to the Company of $(0.9) million, and Adjusted EBITDA of $1.7 million.
RED HOSPITALITY & LEISURE UPDATE
RED Hospitality is a leading provider of watersports activities and other travel and transportation services in the U.S. Virgin Islands (“USVI”), Puerto Rico, Florida and Turks & Caicos. RED Hospitality has continued to benefit from the resurgence in leisure travel and the desire of consumers for unique and memorable experiences. RED Hospitality has several opportunities for expansion into additional Ashford-advised and third-party hotels in the USVI, elsewhere in the Caribbean, and in U.S. coastal markets. During the fourth quarter, RED Hospitality generated $8.3 million of revenue, Net Loss Attributable to the Company of $(1.1) million, and $0.3 million of Adjusted EBITDA.
FINANCIAL RESULTS
Net loss attributable to common stockholders for the quarter totaled $(13.6) million, or $(4.36) per diluted share. Adjusted net income for the quarter was $8.6 million, or $1.02 per diluted share.
For the quarter ended December 31, 2023, base advisory fee revenue was $11.6 million. The base advisory fee revenue in the fourth quarter was comprised of $8.3 million from Ashford Trust and $3.3 million from Braemar.
Adjusted EBITDA for the quarter was $13.2 million.
CAPITAL STRUCTURE
At the end of the fourth quarter, the Company had approximately $7.5 billion of gross assets under management from its advised platforms. The Company had corporate cash of $30.8 million and 8.4 million fully diluted shares. The Company’s fully diluted shares include 4.3 million common shares associated with its Series D convertible preferred stock. The Company had $141.1 million of loans as of December 31, 2023.
QUARTERLY HIGHLIGHTS FOR ADVISED PLATFORMS
ASHFORD TRUST HIGHLIGHTS
•Reported Adjusted EBITDAre of $62.5 million for the fourth quarter.
•Fourth quarter Comparable RevPAR increased 1.6% over the prior year quarter.
•Subsequent to quarter end, Ashford Trust provided an update on its plan to pay off its strategic financing which has a final maturity date in January 2026. This plan includes raising sufficient capital through a combination of asset sales, mortgage debt refinancings, and non-traded preferred capital raising.
BRAEMAR HOTELS & RESORTS HIGHLIGHTS
•Reported Adjusted EBITDAre of $37.4 million for the fourth quarter.
•Fourth quarter Comparable RevPAR was $288.
•During the quarter, Braemar extended its loan secured by the Ritz-Carlton Lake Tahoe.
•During the quarter, the Company refinanced its mortgage loan secured by the Capital Hilton.
•Subsequent to quarter end, the Company extended its mortgage loan secured by the Pier House Resort & Spa.
•Subsequent to quarter end, the Company extended its mortgage loan secured by the Ritz-Carlton St. Thomas.
•Subsequent to quarter end, the Company received a six month forbearance, through August 5, 2024, on its mortgage loan secured by the Hilton La Jolla Torry Pines.

Ashford Reports Fourth Quarter Results

February 29, 2024

TEXAS STRATEGIC GROWTH FUND HIGHLIGHTS
•Including the Company’s $2.5 million investment, to date, the fund has raised approximately $11.5 million of gross capital.
•During the quarter, the fund completed its first equity investment of $5 million in a 466-unit multi-family property in San Antonio, TX.
STIRLING HOTELS & RESORTS HIGHLIGHTS
•Offering is now effective for all share classes.

“The lodging industry continues to perform well despite a normalization of leisure travel and general macroeconomic concerns,” commented Monty J. Bennett, Ashford’s Chairman and Chief Executive Officer. “Our performance this quarter was led by solid revenue growth at INSPIRE and RED Hospitality. Further, we continue to be encouraged with the pace of capital raising at Ashford Securities. As we enter 2024, we continue to focus on growing our third-party business for our portfolio companies and growing our assets under management at our advised platforms.”

INVESTOR CONFERENCE CALL AND SIMULCAST
The Company will conduct a conference call on Friday, March 1, 2024, at 12:00 p.m. ET. The number to call for this interactive teleconference is (646) 960-0375. A replay of the conference call will be available through Friday, March 8, 2024, by dialing (647) 362-9199 and entering the confirmation number, 1818099.

The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2023 earnings release conference call. The live broadcast of the Company’s quarterly conference call will be available online at the Company’s website, www.ashfordinc.com, on Friday, March 1, 2024, beginning at 12:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
Included in this press release are certain supplemental measures of performance, which are not measures of operating performance under GAAP, to assist investors in evaluating the Company’s historical or future financial performance. These supplemental measures include adjusted earnings before interest, tax, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Income. We believe that Adjusted EBITDA and Adjusted Net Income provide investors and management with a meaningful indicator of operating performance. Management also uses Adjusted EBITDA and Adjusted Net Income, among other measures, to evaluate profitability. We calculate Adjusted EBITDA by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to noncontrolling interests, transaction costs, and other expenses. We calculate Adjusted Net Income by subtracting or adding to net income (loss): net income (loss) to noncontrolling interests, transaction costs, and other expenses. Our methodology for calculating Adjusted EBITDA and Adjusted Net Income may differ from the methodologies used by other comparable companies, when calculating the same or similar supplemental financial measures and may not be comparable with these companies. Neither Adjusted EBITDA nor Adjusted Net Income represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to (a) GAAP net income (loss) as an indication of our financial performance or (b) GAAP cash flows from operating activities as a measure of our liquidity nor are such measures indicative of funds available to satisfy our cash needs. The Company urges investors to carefully review the U.S. GAAP financial information as shown in our periodic reports on Form 10-Q and Form 10-K, as amended and our Current Reports on Form 8-K.

Ashford Reports Fourth Quarter Results

February 29, 2024

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities.  Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Ashford is an alternative asset management company with a portfolio of strategic operating businesses that provides global asset management, investment management and related services to the real estate and hospitality sectors.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Inc.’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to maintain compliance with NYSE American LLC continued listing standards; our ability to regain Form S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share and per share amounts)

	December 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$52,054	$44,390
Restricted cash	23,216	37,058
Restricted investment	128	303
Accounts receivable, net of allowance of $2,090 and $175, respectively	26,945	17,615
Due from affiliates	41	463
Due from Ashford Trust	18,933	—
Due from Braemar	714	11,828
Inventories	2,481	2,143
Prepaid expenses and other	16,418	11,226
Total current assets	140,930	125,026
Investments	9,265	4,217
Property and equipment, net	56,852	41,791
Operating lease right-of-use assets	21,193	23,844
Deferred tax assets, net	4,358	—
Goodwill	61,013	58,675
Intangible assets, net	210,095	226,544
Other assets, net	1,101	2,259
Total assets	$504,807	$482,356
LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	$54,837	$56,079
Dividends payable	28,508	27,285
Due to affiliates	—	15
Due to Ashford Trust	—	1,197
Deferred income	11,963	444
Notes payable, net	4,387	5,195
Finance lease liabilities	437	1,456
Operating lease liabilities	4,160	3,868
Claims liabilities and other	31,112	25,630
Total current liabilities	135,404	121,169
Deferred income	6,415	7,356
Deferred tax liability, net	29,517	27,873
Deferred compensation plan	891	2,849
Notes payable, net	132,579	89,680
Finance lease liabilities	2,832	1,962
Operating lease liabilities	19,174	20,082
Other liabilities	2,590	3,237
Total liabilities	329,402	274,208

MEZZANINE EQUITY
Series D Convertible Preferred Stock, $0.001 par value, 19,120,000 shares issued and outstanding as of December 31, 2023 and December 31, 2022	478,000	478,000
Redeemable noncontrolling interests	1,972	1,614
EQUITY (DEFICIT)
Common stock, 100,000,000 shares authorized, $0.001 par value, 3,317,786 and 3,181,585 shares issued and 3,212,312 and 3,110,044 shares outstanding at December 31, 2023 and December 31, 2022, respectively	3	3
Additional paid-in capital	299,304	297,715
Accumulated deficit	(609,312)	(568,482)
Accumulated other comprehensive income (loss)	(213)	78
Treasury stock, at cost, 105,474 and 71,541 shares at December 31, 2023 and December 31, 2022, respectively	(1,354)	(947)
Total equity (deficit) of the Company	(311,572)	(271,633)
Noncontrolling interests in consolidated entities	7,005	167
Total equity (deficit)	(304,567)	(271,466)
Total liabilities, mezzanine equity and equity (deficit)	$504,807	$482,356

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
REVENUE
Advisory services fees:
Base advisory fees	$11,620	$11,955	$47,159	$47,592
Incentive advisory fees	67	268	268	268
Other advisory revenue	132	132	521	521
Hotel management fees:
Base management fees	9,094	9,129	37,651	34,072
Incentive management fees	1,603	2,420	5,569	8,533
Other management fees	2,408	1,525	9,341	3,943
Design and construction fees	5,776	6,629	27,740	22,167
Audio visual	36,270	34,160	148,617	121,261
Premiums earned	19,440	—	19,440	—
Other	11,001	10,410	43,058	44,312
Cost reimbursement revenue	109,402	101,784	426,496	361,763
Total revenues	206,813	178,412	765,860	644,432
EXPENSES
Salaries and benefits	23,558	21,302	90,285	72,988
Stock/unit-based compensation	468	454	2,412	4,045
Cost of revenues for design and construction	2,236	2,454	11,666	8,359
Cost of revenues for audio visual	27,057	23,944	108,754	84,986
Depreciation and amortization	7,148	8,026	28,222	31,766
General and administrative	13,503	8,067	45,723	33,492
Losses and loss adjustments	19,109	—	19,109	—
Other	8,074	8,942	25,237	25,828
Reimbursed expenses	109,484	101,710	426,507	361,375
Total operating expenses	210,637	174,899	757,915	622,839
OPERATING INCOME (LOSS)	(3,824)	3,513	7,945	21,593
Equity in earnings (loss) of unconsolidated entities	472	282	(702)	392
Interest expense	(4,299)	(3,215)	(14,208)	(9,996)
Amortization of loan costs	(276)	(237)	(1,051)	(761)
Interest income	559	176	1,798	371
Realized gain (loss) on investments	80	(47)	(80)	(121)
Other income (expense)	488	109	747	(25)
INCOME (LOSS) BEFORE INCOME TAXES	(6,800)	581	(5,551)	11,453
Income tax (expense) benefit	2,186	(2,559)	544	(8,530)
NET INCOME (LOSS)	(4,614)	(1,978)	(5,007)	2,923
Net (income) loss from consolidated entities attributable to noncontrolling interests	188	341	880	1,171
Net (income) loss attributable to redeemable noncontrolling interests	(102)	(158)	(501)	(448)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(4,528)	(1,795)	(4,628)	3,646
Preferred dividends, declared and undeclared	(9,061)	(9,036)	(36,193)	(36,458)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(13,589)	$(10,831)	$(40,821)	$(32,812)

INCOME (LOSS) PER SHARE - BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(4.36)	$(3.65)	$(13.26)	$(11.26)
Weighted average common shares outstanding - basic	3,117	2,968	3,079	2,915
Diluted:
Net income (loss) attributable to common stockholders	$(4.36)	$(3.65)	$(13.69)	$(11.26)
Weighted average common shares outstanding - diluted	3,117	2,968	3,128	2,915

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Net income (loss)	$(4,614)	$(1,978)	$(5,007)	$2,923
Net (income) loss from consolidated entities attributable to noncontrolling interests	188	341	880	1,171
Net (income) loss attributable to redeemable noncontrolling interests	(102)	(158)	(501)	(448)
Net income (loss) attributable to the company	(4,528)	(1,795)	(4,628)	3,646
Interest expense	4,309	3,214	14,223	9,997
Amortization of loan costs	278	237	1,051	761
Depreciation and amortization	9,221	9,276	35,443	37,058
Income tax expense (benefit)	(2,186)	2,559	(544)	8,530
Net income (loss) attributable to unitholders redeemable noncontrolling interests	102	158	501	448
EBITDA	7,196	13,649	46,046	60,440
Deferred compensation plans	(480)	90	(1,959)	(477)
Stock/unit-based compensation	462	454	2,406	4,117
Change in contingent consideration fair value	170	350	600	650
Transaction costs	1,740	113	3,047	2,451
Loss on disposal of assets	2,109	2,230	3,141	3,052
Reimbursed software costs, net	—	(74)	(74)	(386)
Legal, advisory and settlement costs	128	135	1,171	1,298
Severance and executive recruiting costs	1,594	1,009	4,655	2,468
Amortization of hotel signing fees and lock subsidies	321	85	1,200	596
Other (gain) loss	(38)	1,320	176	1,476
Adjusted EBITDA	$13,202	$19,361	$60,409	$75,685

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Net income (loss)	$(4,614)	$(1,978)	$(5,007)	$2,923
Net (income) loss from consolidated entities attributable to noncontrolling interests	188	341	880	1,171
Net (income) loss attributable to redeemable noncontrolling interests	(102)	(158)	(501)	(448)
Preferred dividends, declared and undeclared	(9,061)	(9,036)	(36,193)	(36,458)
Net income (loss) attributable to common stockholders	(13,589)	(10,831)	(40,821)	(32,812)
Amortization of loan costs	278	237	1,051	761
Depreciation and amortization	9,221	9,276	35,443	37,058
Net income (loss) attributable to unitholders redeemable noncontrolling interests	102	158	501	448
Preferred dividends, declared and undeclared	9,061	9,036	36,193	36,458
Deferred compensation plans	(480)	90	(1,959)	(477)
Stock/unit-based compensation	462	454	2,406	4,117
Change in contingent consideration fair value	170	350	600	650
Transaction costs	1,740	113	3,047	2,451
Loss on disposal of assets	2,109	2,230	3,141	3,052
Non-cash interest from finance lease	—	246	—	733
Reimbursed software costs, net	—	(74)	(74)	(386)
Legal, advisory and settlement costs	128	135	1,171	1,298
Severance and executive recruiting costs	1,594	1,009	4,655	2,468
Amortization of hotel signing fees and lock subsidies	321	85	1,200	596
Other (gain) loss	(38)	1,320	176	1,476
GAAP income tax expense (benefit)	(2,186)	2,559	(544)	8,530
Adjusted income tax (expense) benefit (1)	(269)	(3,195)	(3,737)	(12,788)
Adjusted net income available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$8,624	$13,198	$42,449	$53,633
Adjusted net income per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$1.02	$1.65	$5.20	$6.88
Weighted average diluted shares	8,479	7,976	8,170	7,793

Components of weighted average diluted shares
Common shares	3,117	2,968	3,079	2,915
Series D convertible preferred stock	4,274	4,223	4,241	4,219
Deferred compensation plan	242	206	221	204
Acquisition related shares	735	383	515	298
Restricted shares and units	111	196	114	157
Weighted average diluted shares	8,479	7,976	8,170	7,793

Reconciliation of income tax expense (benefit) to adjusted income tax (expense) benefit
GAAP income tax (expense) benefit	$2,186	$(2,559)	$544	$(8,530)
Less deferred income tax (expense) benefit	2,455	636	4,281	4,258
Adjusted income tax (expense) benefit (1)	$(269)	$(3,195)	$(3,737)	$(12,788)
(1) Income tax expense (benefit) is adjusted to exclude the effects of deferred income tax expense (benefit) because current income tax expense (benefit) (i) provides a more accurate period-over-period comparison of the ongoing operating performance of our advisory and products and services businesses, and (ii) provides more useful information to investors regarding our economic performance. See Note 18 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31, 2023				Three Months Ended December 31, 2022
	Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services fees:
Base advisory fees - Trust	$8,337	$—	$—	$8,337	$8,600	$—	$—	$8,600
Base advisory fees - Braemar	3,283	—	—	3,283	3,355	—	—	3,355
Incentive advisory fees - Braemar	67	—	—	67	268	—	—	268
Other advisory revenue - Braemar	132	—	—	132	132	—	—	132
Hotel management fees:
Base management fees	—	9,094	—	9,094	—	9,129	—	9,129
Incentive management fees	—	1,603	—	1,603	—	2,420	—	2,420
Other management fees	—	2,408	—	2,408	—	1,525	—	1,525
Design and construction fees	—	5,776	—	5,776	—	6,629	—	6,629
Audio visual	—	36,270	—	36,270	—	34,160	—	34,160
Premiums earned	—	19,440	—	19,440	—	—	—	—
Other	48	10,953	—	11,001	142	10,268	—	10,410
Cost reimbursement revenue	6,777	100,192	2,433	109,402	6,183	91,056	4,545	101,784
Total revenues	18,644	185,736	2,433	206,813	18,680	155,187	4,545	178,412
EXPENSES
Salaries and benefits	—	14,028	10,010	24,038	—	12,556	8,656	21,212
Deferred compensation plans	—	6	(486)	(480)	—	12	78	90
Stock/unit-based compensation	—	48	420	468	—	54	400	454
Cost of audio visual revenues	—	27,057	—	27,057	—	23,944	—	23,944
Cost of design and construction revenues	—	2,236	—	2,236	—	2,454	—	2,454
Depreciation and amortization	100	6,741	307	7,148	852	7,105	69	8,026
General and administrative	—	8,882	4,621	13,503	—	7,689	378	8,067
Losses and loss adjustments	—	19,109	—	19,109	—	—	—	—
Other	1,866	6,208	—	8,074	2,122	6,820	—	8,942
Reimbursed expenses	4,780	100,159	2,515	107,454	3,166	91,009	4,545	98,720
REIT stock/unit-based compensation	1,997	33	—	2,030	2,943	47	—	2,990
Total operating expenses	8,743	184,507	17,387	210,637	9,083	151,690	14,126	174,899
OPERATING INCOME (LOSS)	9,901	1,229	(14,954)	(3,824)	9,597	3,497	(9,581)	3,513
Other	—	(151)	(2,825)	(2,976)	—	(752)	(2,180)	(2,932)
INCOME (LOSS) BEFORE INCOME TAXES	9,901	1,078	(17,779)	(6,800)	9,597	2,745	(11,761)	581
Income tax (expense) benefit	(2,327)	2,776	1,737	2,186	(2,210)	(2,255)	1,906	(2,559)
NET INCOME (LOSS)	7,574	3,854	(16,042)	(4,614)	7,387	490	(9,855)	(1,978)
Net (income) loss from consolidated entities attributable to noncontrolling interests	—	151	37	188	—	341	—	341
Net (income) loss attributable to redeemable noncontrolling interests	—	—	(102)	(102)	—	—	(158)	(158)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	7,574	4,005	(16,107)	(4,528)	7,387	831	(10,013)	(1,795)
Preferred dividends, declared and undeclared	—	—	(9,061)	(9,061)	—	—	(9,036)	(9,036)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$7,574	$4,005	$(25,168)	$(13,589)	$7,387	$831	$(19,049)	$(10,831)
								(Continued)

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts) (continued)

	Three Months Ended December 31, 2023				Three Months Ended December 31, 2022
	Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$7,574	$4,005	$(25,168)	$(13,589)	$7,387	$831	$(19,049)	$(10,831)
Preferred dividends, declared and undeclared	—	—	9,061	9,061	—	—	9,036	9,036
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	7,574	4,005	(16,107)	(4,528)	7,387	831	(10,013)	(1,795)
Interest expense	—	1,219	3,090	4,309	—	1,155	2,059	3,214
Amortization of loan costs	—	56	222	278	—	47	190	237
Depreciation and amortization	100	8,814	307	9,221	852	8,355	69	9,276
Income tax expense (benefit)	2,327	(2,776)	(1,737)	(2,186)	2,210	2,255	(1,906)	2,559
Net income (loss) attributable to unitholders redeemable noncontrolling interests	—	—	102	102	—	—	158	158
EBITDA	10,001	11,318	(14,123)	7,196	10,449	12,643	(9,443)	13,649
Deferred compensation plans	—	6	(486)	(480)	—	12	78	90
Stock/unit-based compensation	—	48	414	462	—	55	399	454
Change in contingent consideration fair value	—	170	—	170	—	350	—	350
Transaction costs	—	409	1,331	1,740	—	751	(638)	113
Loss on disposal of assets	1,866	243	—	2,109	2,122	108	—	2,230
Reimbursed software costs, net	—	—	—	—	(74)	—	—	(74)
Legal, advisory and settlement costs	—	180	(52)	128	—	53	82	135
Severance and executive recruiting costs	—	146	1,448	1,594	—	19	990	1,009
Amortization of hotel signing fees and lock subsidies	—	321	—	321	—	85	—	85
Other (gain) loss	—	(55)	17	(38)	—	1,320	—	1,320
Adjusted EBITDA	11,867	12,786	(11,451)	13,202	12,497	15,396	(8,532)	19,361
Interest expense	—	(1,219)	(3,090)	(4,309)	—	(1,155)	(2,059)	(3,214)
Non-cash interest from finance lease	—	—	—	—	—	246	—	246
Adjusted income tax (expense) benefit	(3,974)	2,238	1,467	(269)	(3,098)	(2,736)	2,639	(3,195)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$7,893	$13,805	$(13,074)	$8,624	$9,399	$11,751	$(7,952)	$13,198

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (1)	$2.43	$1.28	$(8.07)	$(4.36)	$2.49	$0.28	$(6.42)	$(3.65)
Weighted average common shares outstanding - diluted	3,117	3,117	3,117	3,117	2,968	2,968	2,968	2,968
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (1)	$0.93	$1.63	$(1.54)	$1.02	$1.18	$1.47	$(1.00)	$1.65
Weighted average diluted shares	8,479	8,479	8,479	8,479	7,976	7,976	7,976	7,976
(1) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Year Ended December 31, 2023				Year Ended December 31, 2022
	Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services fees:
Base advisory fees - Trust	$33,176	$—	$—	$33,176	$34,802	$—	$—	$34,802
Base advisory fees - Braemar	13,983	—	—	13,983	12,790	—	—	12,790
Incentive advisory fees - Braemar	268	—	—	268	268	—	—	268
Other advisory revenue - Braemar	521	—	—	521	521	—	—	521
Hotel management fees:
Base management fees	—	37,651	—	37,651	—	34,072	—	34,072
Incentive management fees	—	5,569	—	5,569	—	8,533	—	8,533
Other management fees	—	9,341	—	9,341	—	3,943	—	3,943
Design and construction fees	—	27,740	—	27,740	—	22,167	—	22,167
Audio visual	—	148,617	—	148,617	—	121,261	—	121,261
Premiums earned	—	19,440	—	19,440	—	—	—	—
Other	268	42,790	—	43,058	157	44,155	—	44,312
Cost reimbursement revenue	30,744	384,231	11,521	426,496	28,809	319,975	12,979	361,763
Total revenues	78,960	675,379	11,521	765,860	77,347	554,106	12,979	644,432
EXPENSES
Salaries and benefits	—	53,688	38,556	92,244	—	41,341	32,124	73,465
Deferred compensation plans	—	36	(1,995)	(1,959)	—	65	(542)	(477)
Stock/unit-based compensation	—	205	2,207	2,412	—	324	3,721	4,045
Cost of audio visual revenues	—	108,754	—	108,754	—	84,986	—	84,986
Cost of design and construction revenues	—	11,666	—	11,666	—	8,359	—	8,359
Depreciation and amortization	1,353	26,435	434	28,222	3,410	27,953	403	31,766
General and administrative	—	33,886	11,837	45,723	—	26,017	7,475	33,492
Losses and loss adjustments	—	19,109	—	19,109	—	—	—	—
Other	2,898	22,339	—	25,237	2,828	22,970	30	25,828
Reimbursed expenses	18,652	384,055	11,603	414,310	12,576	319,714	12,979	345,269
REIT stock/unit-based compensation	12,021	176	—	12,197	15,845	261	—	16,106
Total operating expenses	34,924	660,349	62,642	757,915	34,659	531,990	56,190	622,839
OPERATING INCOME (LOSS)	44,036	15,030	(51,121)	7,945	42,688	22,116	(43,211)	21,593
Other	—	(3,496)	(10,000)	(13,496)	—	(4,086)	(6,054)	(10,140)
INCOME (LOSS) BEFORE INCOME TAXES	44,036	11,534	(61,121)	(5,551)	42,688	18,030	(49,265)	11,453
Income tax (expense) benefit	(10,571)	(2,068)	13,183	544	(10,406)	(7,950)	9,826	(8,530)
NET INCOME (LOSS)	33,465	9,466	(47,938)	(5,007)	32,282	10,080	(39,439)	2,923
Net (income) loss from consolidated entities attributable to noncontrolling interests	—	830	50	880	—	1,171	—	1,171
Net (income) loss attributable to redeemable noncontrolling interests	—	—	(501)	(501)	—	—	(448)	(448)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	33,465	10,296	(48,389)	(4,628)	32,282	11,251	(39,887)	3,646
Preferred dividends, declared and undeclared	—	—	(36,193)	(36,193)	—	—	(36,458)	(36,458)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$33,465	$10,296	$(84,582)	$(40,821)	$32,282	$11,251	$(76,345)	$(32,812)
								(Continued)

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts) (continued)

	Year Ended December 31, 2023				Year Ended December 31, 2022
	Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$33,465	$10,296	$(84,582)	$(40,821)	$32,282	$11,251	$(76,345)	$(32,812)
Preferred dividends, declared and undeclared	—	—	36,193	36,193	—	—	36,458	36,458
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	33,465	10,296	(48,389)	(4,628)	32,282	11,251	(39,887)	3,646
Interest expense	—	3,493	10,730	14,223	—	4,437	5,560	9,997
Amortization of loan costs	—	205	846	1,051	—	182	579	761
Depreciation and amortization	1,353	33,656	434	35,443	3,410	33,245	403	37,058
Income tax expense (benefit)	10,571	2,068	(13,183)	(544)	10,406	7,950	(9,826)	8,530
Net income (loss) attributable to unitholders redeemable noncontrolling interests	—	—	501	501	—	—	448	448
EBITDA	45,389	49,718	(49,061)	46,046	46,098	57,065	(42,723)	60,440
Deferred compensation plans	—	36	(1,995)	(1,959)	—	65	(542)	(477)
Stock/unit-based compensation	—	205	2,201	2,406	—	397	3,720	4,117
Change in contingent consideration fair value	—	600	—	600	—	650	—	650
Transaction costs	—	998	2,049	3,047	—	2,528	(77)	2,451
Loss on disposal of assets	2,898	243	—	3,141	2,828	224	—	3,052
Reimbursed software costs, net	(74)	—	—	(74)	(386)	—	—	(386)
Legal, advisory and settlement costs	—	799	372	1,171	—	47	1,251	1,298
Severance and executive recruiting costs	—	406	4,249	4,655	—	174	2,294	2,468
Amortization of hotel signing fees and lock subsidies	—	1,200	—	1,200	—	596	—	596
Other (gain) loss	—	130	46	176	—	1,389	87	1,476
Adjusted EBITDA	48,213	54,335	(42,139)	60,409	48,540	63,135	(35,990)	75,685
Interest expense	—	(3,493)	(10,730)	(14,223)	—	(4,437)	(5,560)	(9,997)
Non-cash interest from finance lease	—	—	—	—	—	733	—	733
Adjusted income tax (expense) benefit	(12,037)	(4,087)	12,387	(3,737)	(12,350)	(11,998)	11,560	(12,788)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$36,176	$46,755	$(40,482)	$42,449	$36,190	$47,433	$(29,990)	$53,633

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (1)	$10.70	$3.29	$(27.68)	$(13.69)	$11.07	$3.86	$(26.19)	$(11.26)
Weighted average common shares outstanding - diluted	3,128	3,128	3,128	3,128	2,915	2,915	2,915	2,915
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (1)	$4.43	$5.72	$(4.95)	$5.20	$4.64	$6.09	$(3.85)	$6.88
Weighted average diluted shares	8,170	8,170	8,170	8,170	7,793	7,793	7,793	7,793
(1) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31, 2023
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$9,094	$—	$—	$—	$—	$—	$9,094
Incentive management fees	1,603	—	—	—	—	—	1,603
Other management fees	2,408	—	—	—	—	—	2,408
Design and construction fees	—	5,776	—	—	—	—	5,776
Audio visual	—	—	36,270	—	—	—	36,270
Premiums earned	—	—	—	—	—	19,440	19,440
Other	38	—	—	8,261	402	2,252	10,953
Cost reimbursement revenue	96,725	3,391	53	23	—	—	100,192
Total revenues	109,868	9,167	36,323	8,284	402	21,692	185,736
EXPENSES
Salaries and benefits	6,109	935	4,870	1,337	637	140	14,028
Deferred compensation plans	—	—	—	6	—	—	6
Stock/unit-based compensation	22	12	8	6	—	—	48
Cost of audio visual revenues	—	—	27,057	—	—	—	27,057
Cost of design and construction revenues	—	2,236	—	—	—	—	2,236
Depreciation and amortization	3,025	2,879	500	334	3	—	6,741
General and administrative	1,731	944	2,886	2,376	411	534	8,882
Losses and loss adjustments	—	—	—	—	—	19,109	19,109
Other	639	—	—	5,136	40	393	6,208
Reimbursed expenses	96,725	3,372	39	23	—	—	100,159
REIT stock/unit-based compensation	—	19	14	—	—	—	33
Total operating expenses	108,251	10,397	35,374	9,218	1,091	20,176	184,507
OPERATING INCOME (LOSS)	1,617	(1,230)	949	(934)	(689)	1,516	1,229
Other	(5)	—	(118)	(518)	(9)	499	(151)
INCOME (LOSS) BEFORE INCOME TAXES	1,612	(1,230)	831	(1,452)	(698)	2,015	1,078
Income tax (expense) benefit	78	337	2,513	320	—	(472)	2,776
NET INCOME (LOSS)	1,690	(893)	3,344	(1,132)	(698)	1,543	3,854
Net (income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	162	(11)	151
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$1,690	$(893)	$3,344	$(1,132)	$(536)	$1,532	$4,005
Interest expense	—	—	708	487	7	17	1,219
Amortization of loan costs	—	—	43	13	—	—	56
Depreciation and amortization	3,025	2,879	1,947	958	2	3	8,814
Income tax expense (benefit)	(78)	(337)	(2,513)	(320)	—	472	(2,776)
EBITDA	4,637	1,649	3,529	6	(527)	2,024	11,318
Deferred compensation plans	—	—	—	6	—	—	6
Stock/unit-based compensation	22	12	8	6	—	—	48
Change in contingent consideration fair value	170	—	—	—	—	—	170
Transaction costs	—	—	—	195	—	214	409
Loss on disposal of assets	—	—	173	70	—	—	243
Legal, advisory and settlement costs	144	—	—	36	—	—	180
Severance and executive recruiting costs	65	81	—	—	—	—	146
Amortization of hotel signing fees and lock subsidies	—	—	321	—	—	—	321
Other (gain) loss	28	—	(83)	—	—	—	(55)
Adjusted EBITDA	5,066	1,742	3,948	319	(527)	2,238	12,786
Interest expense	—	—	(708)	(487)	(7)	(17)	(1,219)
Adjusted income tax (expense) benefit	2,494	1,509	(672)	(166)	—	(927)	2,238
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$7,560	$3,251	$2,568	$(334)	$(534)	$1,294	$13,805

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (2)	$0.54	$(0.29)	$1.07	$(0.36)	$(0.17)	$0.49	$1.28
Weighted average common shares outstanding - diluted	3,117	3,117	3,117	3,117	3,117	3,117	3,117
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.89	$0.38	$0.30	$(0.04)	$(0.06)	$0.15	$1.63
Weighted average diluted shares	8,479	8,479	8,479	8,479	8,479	8,479	8,479
(1) Represents Warwick Insurance Company, Pure Wellness and Lismore Capital.
(2) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31, 2022
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$9,129	$—	$—	$—	$—	$—	$9,129
Incentive management fees	2,420	—	—	—	—	—	2,420
Other management fees	1,525	—	—		—	—	1,525
Design and construction fees	—	6,629	—	—	—	—	6,629
Audio visual	—	—	34,160	—	—	—	34,160
Other	—	—	—	5,972	300	3,996	10,268
Cost reimbursement revenue	88,299	2,725	23	9	—	—	91,056
Total revenues	101,373	9,354	34,183	5,981	300	3,996	155,187
EXPENSES
Salaries and benefits	5,011	594	4,527	1,169	972	283	12,556
Deferred compensation plans	—	—	—	12	—	—	12
Stock/unit-based compensation	24	20	5	5	—	—	54
Cost of audio visual revenues	—	—	23,944	—	—	—	23,944
Cost of design and construction revenues	—	2,454	—	—	—	—	2,454
Depreciation and amortization	3,255	2,985	445	155	3	262	7,105
General and administrative	1,665	838	2,667	1,639	697	183	7,689
Other	498	—	—	3,302	65	2,955	6,820
Reimbursed expenses	88,285	2,699	16	9	—	—	91,009
REIT stock/unit-based compensation	14	26	7	—	—	—	47
Total operating expenses	98,752	9,616	31,611	6,291	1,737	3,683	151,690
OPERATING INCOME (LOSS)	2,621	(262)	2,572	(310)	(1,437)	313	3,497
Other	(47)	—	(214)	(249)	—	(242)	(752)
INCOME (LOSS) BEFORE INCOME TAXES	2,574	(262)	2,358	(559)	(1,437)	71	2,745
Income tax (expense) benefit	(1,594)	150	(755)	123	—	(179)	(2,255)
NET INCOME (LOSS)	980	(112)	1,603	(436)	(1,437)	(108)	490
Net (income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	328	13	341
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$980	$(112)	$1,603	$(436)	$(1,109)	$(95)	$831
Interest expense	—	—	401	232	—	522	1,155
Amortization of loan costs	—	—	36	11	—	—	47
Depreciation and amortization	3,255	2,985	1,617	523	2	(27)	8,355
Income tax expense (benefit)	1,594	(150)	755	(123)	—	179	2,255
EBITDA	5,829	2,723	4,412	207	(1,107)	579	12,643
Stock/unit-based compensation	25	20	5	5	—	—	55
Deferred compensation plans	—	—	—	12	—	—	12
Change in contingent consideration fair value	350	—	—	—	—	—	350
Transaction costs	542	—	—	209	—	—	751
Loss on disposal of assets	—	—	99	9	—	—	108
Legal, advisory and settlement costs	3	—	—	50	—	—	53
Severance and executive recruiting costs	19	—	—	—	—	—	19
Amortization of hotel signing fees and lock subsidies	—	—	66	—	19	—	85
Other (gain) loss	44	—	32	—	—	1,244	1,320
Adjusted EBITDA	6,812	2,743	4,614	492	(1,088)	1,823	15,396
Interest expense	—	—	(401)	(232)	—	(522)	(1,155)
Non-cash interest from finance lease	—	—	—	—	—	246	246
Adjusted income tax (expense) benefit	(1,281)	(884)	(471)	323	—	(423)	(2,736)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$5,531	$1,859	$3,742	$583	$(1,088)	$1,124	$11,751

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (2)	$0.33	$(0.04)	$0.54	$(0.15)	$(0.37)	$(0.03)	$0.28
Weighted average common shares outstanding - diluted	2,968	2,968	2,968	2,968	2,968	2,968	2,968
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.69	$0.23	$0.47	$0.07	$(0.14)	$0.14	$1.47
Weighted average diluted shares	7,976	7,976	7,976	7,976	7,976	7,976	7,976
(1) Represents Pure Wellness, Lismore Capital, Marietta Leasehold L.P. Marietta Leasehold L.P. was acquired by Ashford Hospitality Trust, Inc. on December 16, 2022.
(2) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Year Ended December 31, 2023
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$37,651	$—	$—	$—	$—	$—	$37,651
Incentive management fees	5,569	—	—	—	—	—	5,569
Other management fees	9,341	—	—	—	—	—	9,341
Design and construction fees	—	27,740	—	—	—	—	27,740
Audio visual	—	—	148,617	—	—	—	148,617
Premiums earned	—	—	—	—	—	19,440	19,440
Other	41	—	—	34,058	1,586	7,105	42,790
Cost reimbursement revenue	371,720	12,207	212	92	—	—	384,231
Total revenues	424,322	39,947	148,829	34,150	1,586	26,545	675,379
EXPENSES
Salaries and benefits	24,283	2,960	18,399	4,409	2,772	865	53,688
Deferred compensation plans	—	—	—	36	—	—	36
Stock/unit-based compensation	78	75	30	22	—	—	205
Cost of audio visual revenues	—	—	108,754	—	—	—	108,754
Cost of design and construction revenues	—	11,666	—	—	—	—	11,666
Depreciation and amortization	11,861	11,527	1,920	1,109	12	6	26,435
General and administrative	6,579	3,653	12,063	8,662	2,026	903	33,886
Losses and loss adjustments	—	—	—	—	—	19,109	19,109
Other	1,885	—	—	19,144	181	1,129	22,339
Reimbursed expenses	371,700	12,106	157	92	—	—	384,055
REIT stock/unit-based compensation	20	101	55	—	—	—	176
Total operating expenses	416,406	42,088	141,378	33,474	4,991	22,012	660,349
OPERATING INCOME (LOSS)	7,916	(2,141)	7,451	676	(3,405)	4,533	15,030
Other	18	—	(1,503)	(1,264)	(85)	(662)	(3,496)
INCOME (LOSS) BEFORE INCOME TAXES	7,934	(2,141)	5,948	(588)	(3,490)	3,871	11,534
Income tax (expense) benefit	(1,453)	519	(487)	304	—	(951)	(2,068)
NET INCOME (LOSS)	6,481	(1,622)	5,461	(284)	(3,490)	2,920	9,466
Net (income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	809	21	830
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$6,481	$(1,622)	$5,461	$(284)	$(2,681)	$2,941	$10,296
Interest expense	—	—	1,817	1,625	16	35	3,493
Amortization of loan costs	—	—	164	41	—	—	205
Depreciation and amortization	11,861	11,527	7,074	3,167	9	18	33,656
Income tax expense (benefit)	1,453	(519)	487	(304)	—	951	2,068
EBITDA	19,795	9,386	15,003	4,245	(2,656)	3,945	49,718
Deferred compensation plans	—	—	—	36	—	—	36
Stock/unit-based compensation	78	75	30	22	—	—	205
Change in contingent consideration fair value	600	—	—	—	—	—	600
Transaction costs	(123)	—	115	743	49	214	998
Loss on disposal of assets	—	—	163	80	—	—	243
Legal, advisory and settlement costs	755	—	—	44	—	—	799
Severance and executive recruiting costs	188	81	102	—	—	35	406
Amortization of hotel signing fees and lock subsidies	—	—	1,185	—	15	—	1,200
Other (gain) loss	25	—	105	—	—	—	130
Adjusted EBITDA	21,318	9,542	16,703	5,170	(2,592)	4,194	54,335
Interest expense	—	—	(1,817)	(1,625)	(16)	(35)	(3,493)
Adjusted income tax (expense) benefit	(347)	(435)	(1,974)	156	—	(1,487)	(4,087)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$20,971	$9,107	$12,912	$3,701	$(2,608)	$2,672	$46,755

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (2)	$2.07	$(0.52)	$1.75	$(0.09)	$(0.86)	$0.94	$3.29
Weighted average common shares outstanding - diluted	3,128	3,128	3,128	3,128	3,128	3,128	3,128
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$2.57	$1.11	$1.58	$0.45	$(0.32)	$0.33	$5.72
Weighted average diluted shares	8,170	8,170	8,170	8,170	8,170	8,170	8,170
(1) Represents Warwick Insurance Company, Pure Wellness and Lismore Capital.
(2) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Year Ended December 31, 2022
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$34,072	$—	$—	$—	$—	$—	$34,072
Incentive management fees	8,533	—	—	—	—	—	8,533
Other management fees	3,943	—	—	—	—	—	3,943
Design and construction fees	—	22,167	—	—	—	—	22,167
Audio visual	—	—	121,261	—	—	—	121,261
Other	181	—	—	26,309	1,480	16,185	44,155
Cost reimbursement revenue	309,706	10,080	157	26	4	2	319,975
Total revenues	356,435	32,247	121,418	26,335	1,484	16,187	554,106
EXPENSES
Salaries and benefits	18,931	2,139	13,084	3,283	2,873	1,031	41,341
Deferred compensation plans	—	—	—	65	—	—	65
Stock/unit-based compensation	185	72	49	18	—	—	324
Cost of audio visual revenues	—	—	84,986	—	—	—	84,986
Cost of design and construction revenues	—	8,359	—	—	—	—	8,359
Depreciation and amortization	12,362	11,899	1,803	656	12	1,221	27,953
General and administrative	4,500	3,123	9,401	5,617	2,603	773	26,017
Other	798	—	—	13,777	282	8,113	22,970
Reimbursed expenses	309,626	9,962	94	26	4	2	319,714
REIT stock/unit-based compensation	80	118	63	—	—	—	261
Total operating expenses	346,482	35,672	109,480	23,442	5,774	11,140	531,990
OPERATING INCOME (LOSS)	9,953	(3,425)	11,938	2,893	(4,290)	5,047	22,116
Other	42	—	(1,262)	(868)	4	(2,002)	(4,086)
INCOME (LOSS) BEFORE INCOME TAXES	9,995	(3,425)	10,676	2,025	(4,286)	3,045	18,030
Income tax (expense) benefit	(1,845)	(528)	(4,073)	(557)	—	(947)	(7,950)
NET INCOME (LOSS)	8,150	(3,953)	6,603	1,468	(4,286)	2,098	10,080
Net (income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	1,005	166	1,171
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$8,150	$(3,953)	$6,603	$1,468	$(3,281)	$2,264	$11,251
Interest expense	—	—	1,262	769	—	2,406	4,437
Amortization of loan costs	—	—	130	52	—	—	182
Depreciation and amortization	12,362	11,899	6,660	2,010	9	305	33,245
Income tax expense (benefit)	1,845	528	4,073	557	—	947	7,950
EBITDA	22,357	8,474	18,728	4,856	(3,272)	5,922	57,065
Stock/unit-based compensation	258	72	49	18	—	—	397
Deferred compensation plans	—	—	—	65	—	—	65
Change in contingent consideration fair value	650	—	—	—	—	—	650
Transaction costs	1,929	—	55	544	—	—	2,528
Loss on disposal of assets	—	—	167	9	48	—	224
Legal, advisory and settlement costs	12	—	(60)	95	—	—	47
Severance and executive recruiting costs	69	77	19	8	1	—	174
Amortization of hotel signing fees and lock subsidies	—	—	556	—	40	—	596
Other (gain) loss	13	87	45	—	—	1,244	1,389
Adjusted EBITDA	25,288	8,710	19,559	5,595	(3,183)	7,166	63,135
Interest expense	—	—	(1,262)	(769)	—	(2,406)	(4,437)
Non-cash interest from finance lease	—	—	—	—	—	733	733
Adjusted income tax (expense) benefit	(5,007)	(2,468)	(3,155)	(90)	—	(1,278)	(11,998)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$20,281	$6,242	$15,142	$4,736	$(3,183)	$4,215	$47,433

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (2)	$2.80	$(1.36)	$2.27	$0.50	$(1.13)	$0.78	$3.86
Weighted average common shares outstanding - diluted	2,915	2,915	2,915	2,915	2,915	2,915	2,915
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$2.60	$0.80	$1.94	$0.61	$(0.41)	$0.54	$6.09
Weighted average diluted shares	7,793	7,793	7,793	7,793	7,793	7,793	7,793
(1) Represents Pure Wellness, Lismore Capital and Marietta Leasehold L.P. Marietta Leasehold L.P. was acquired by Ashford Hospitality Trust, Inc. on December 16, 2022.
(2) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	2023	2023	2023	2023	December 31, 2023
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM
Net income (loss)	$(4,614)	$(3,070)	$1,501	$1,176	$(5,007)
Net (income) loss from consolidated entities attributable to noncontrolling interests	188	190	214	288	880
Net (income) loss attributable to redeemable noncontrolling interests	(102)	(111)	(133)	(155)	(501)
Net income (loss) attributable to the company	(4,528)	(2,991)	1,582	1,309	(4,628)
Interest expense	4,309	3,657	3,422	2,835	14,223
Amortization of loan costs	278	268	264	241	1,051
Depreciation and amortization	9,221	8,998	8,692	8,532	35,443
Income tax expense (benefit)	(2,186)	(205)	1,227	620	(544)
Net income (loss) attributable to unitholders redeemable noncontrolling interests	102	111	133	155	501
EBITDA	7,196	9,838	15,320	13,692	46,046
Deferred compensation plans	(480)	(689)	(570)	(220)	(1,959)
Stock/unit-based compensation	462	465	992	487	2,406
Change in contingent consideration fair value	170	130	(480)	780	600
Transaction costs	1,740	685	419	203	3,047
Loss on disposal of assets	2,109	13	2	1,017	3,141
Reimbursed software costs, net	—	—	—	(74)	(74)
Legal, advisory and settlement costs	128	117	635	291	1,171
Severance and executive recruiting costs	1,594	785	1,133	1,143	4,655
Amortization of hotel signing fees and lock subsidies	321	334	305	240	1,200
Other (gain) loss	(38)	89	72	53	176
Adjusted EBITDA	$13,202	$11,767	$17,828	$17,612	$60,409